                                                                    Exhibit 10.1

                              PURCHASE AGREEMENT
                              ------------------


          THIS AGREEMENT is made as of April 23, 1997, among AnswerThink Consulting Group, Inc., a Florida corporation (the "Company"), Golder, Thoma, Cressey, Rauner Fund V, L.P., a Delaware limited partnership ("GTCR V"), MG Capital Partners II, L.P., a Delaware limited partnership ("MG"), Gator Associates, Ltd., a Florida limited partnership ("Gator"), Tara Ventures, Ltd., a British Virgin Islands corporation ("Tara" and together with Gator, the "Miller Group"). GTCR V, MG and the Miller Group are individually referred to herein as a "Purchaser", and collectively, the "Purchasers." Except as otherwise indicated herein, capitalized terms used herein are defined in Section 6 hereof.

          The parties hereto agree as follows:

          Section 1.  Authorization and Closing.
                      -------------------------

          1A.  Authorization of the Stock.  The Company shall authorize the
               --------------------------
issuance and sale to the Purchasers of up to 6,800,000 shares of its Class A Convertible Preferred Stock, par value $.01 per share (the "Convertible Preferred") having the rights and preferences set forth in Exhibit A-1 attached
                                                           -----------
hereto.

          1B.  Purchase and Sale of the Convertible Preferred.
               ----------------------------------------------

          (a) At the Closing (as defined in subparagraph 1C below), the Company shall sell to each Purchaser (other than MG) and, subject to the terms and conditions set forth herein, each Purchaser (other than MG) shall purchase from the Company, up to 100,000 shares of the Convertible Preferred at a price of $3.00 per share; provided that the Miller Group shall receive a credit towards its purchase of Convertible Preferred in an amount equal to $292,176.30 for preincorporation expenses of the Company incurred by the Miller Group on or prior to the Closing.

          (b) The Company has been organized for the purpose of owning and operating an information technology consulting business. Each of (i) the Miller Group and (ii) GTCR V (together with MG) is willing to provide up to $10,200,000 (including the Initial Funding, as defined below) in equity financing to the Company as a portion of the financing necessary to the Company. The consideration obtained by the Company from each Purchaser (other than MG) at the Closing (the "Initial Funding") shall help support the Company's initial financing needs. From time to time after the Closing, upon the written request of the Company's board of directors (the "Board"), each of the Miller Group and GTCR V (together with MG) shall, within 10 business days, subject to the terms and conditions contained herein, purchase such number of shares of Convertible Preferred at a price of $3.00 per share (as adjusted from time to time as a result of stock dividends, stock splits, recapitalization and similar events) as shall equal $10,200,000 less the sum of the Initial Funding by the Miller Group or GTCR V (together with

MG) as the case may be, all subsequent payments pursuant to this Section 1B(b) and any credit pursuant to Section 1B(a).

          1C.  The Closing.  In connection with the Initial Funding, the closing
               -----------
of the purchase and sale of the Convertible Preferred to be purchased pursuant to paragraphs 1B(a) and 1B(b) (the "Closing") shall take place at the offices of Kirkland & Ellis, 200 East Randolph Drive, Chicago, Illinois 60601 at 10:00 a.m. on April 23, 1997, or at such other place or on such other date as may be mutually agreeable to the Company and each Purchaser. At the Closing, the Company shall deliver to each Purchaser stock certificates evidencing the Convertible Preferred to be purchased by such Purchaser, registered in such Purchaser's name, upon payment of the purchase price thereof by a cashier's or certified check, or by wire transfer of immediately available funds to such account as designated by the Company in the amount required to be paid pursuant to paragraph 1B.

          Section 2.  Conditions of each Purchaser's Obligation at the Closing.
                      --------------------------------------------------------
The obligation of each Purchaser to purchase and pay for the Convertible Preferred at the Closing and at each subsequent closing is subject to the satisfaction as of the Closing or subsequent closing of the following conditions:

          2A.  Representations and Warranties; Covenants.  The representations
               -----------------------------------------
and warranties contained in Section 5 hereof shall be true and correct at and as of the Closing or subsequent closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein, and the Company shall have performed in all material respects all of the covenants required to be performed by it hereunder prior to the Closing or subsequent closing, as the case may be.

          2B.  Articles of Incorporation.  The Company's articles of
               -------------------------
incorporation (the "Articles of Incorporation") shall be in form and substance substantially similar to Exhibit A-1 hereto, shall not have been amended or
                         -----------
modified and shall be in full force and effect under the laws of Florida as of the Closing. The Company's by-laws (the "By-laws") shall be in form and substance substantially similar to Exhibit A-2 hereto, shall not have been
                                   -----------
amended or modified and shall be in full force and effect under the laws of Florida as of the Closing.

          2C.  Management Agreements.  Simultaneously with the Closing, the
               ---------------------
Company shall have entered into (i) a senior management agreement, in form and substance substantially similar to Exhibit B-1 attached hereto (the "Executive
                                   -----------
Management Agreements"), with each of Ted A. Fernandez, Allan R. Frank and Ulysses S. Knotts, III (collectively, with Edmund R. Miller, the "Executives") and (ii) a management agreement, in form and substance substantially similar to Exhibit B-2 attached hereto (the "Miller Management Agreement" and collectively
-----------
with the Executive Management Agreements, the "Management Agreements"), the Management Agreements shall not have been amended or modified and shall be in full force and effect as of the Closing or the subsequent closing, as the case may be, and each Executive shall have purchased the Stock proposed to be purchased by him thereunder.

          2D.  Shareholders Agreement.  The Company, the Purchasers, the
               ----------------------
Executives and certain other investors shall have entered into a shareholders agreement in form and substance substantially similar to Exhibit C attached
                                                         ---------
hereto (the "Shareholders Agreement"), and the Shareholders Agreement shall be in full force and effect as of the Closing or the subsequent closing, as the case may be.

          2E.  Registration Agreement.  The Company, the Purchasers, the
               ----------------------
Executives and certain other investors shall have entered into a registration agreement in form and substance substantially similar to Exhibit D attached
                                                         ---------
hereto (the "Registration Agreement"), and the Registration Agreement shall be in full force and effect as of the Closing or the subsequent closing, as the case may be.

          2F.  Restricted Securities Agreement. Simultaneously with the Closing,
               -------------------------------
the Purchasers shall have entered into a restricted securities agreement, in form and substance substantially similar to Exhibit E attached hereto (the
                                            ---------
"Restricted Securities Agreements"), with each of the Executives and the Restricted Securities Agreements shall not have been amended or modified and shall be in full force and effect as of the Closing or the subsequent closing, as the case may be.

          2G.  Closing Documents.  The Company shall have delivered to each
               -----------------
Purchaser all of the following documents:

               (i) an Officer's Certificate, dated the date of the Closing or the subsequent closing, as the case may be, stating that the conditions specified in Section 1 and paragraphs 2A through 2F, inclusive, have been fully satisfied;

               (ii) (a) certified copies of the resolutions duly adopted by the Board authorizing the execution, delivery and performance of this Agreement, the Management Agreements, the Shareholders Agreement, the Registration Agreement and each of the other agreements contemplated hereby, the filing of the Articles of Incorporation referred to in paragraph 2B, the issuance and sale of the Convertible Preferred and the consummation of all other transactions contemplated by this Agreement, and
     (b) the resolutions duly adopted by the Company's shareholders adopting the Articles of Incorporation and By-laws referred to in paragraph 2B;

               (iii) certified copies of the Articles of Incorporation and the By-laws, each as in effect at the Closing or the subsequent closing, as the case may be; and

               (iv) such other documents relating to the transactions contemplated by this Agreement as each Purchaser or its counsel may reasonably request.

          2H.  Fees and Expenses.  The Company shall have reimbursed each
               -----------------
Purchaser for the fees and expenses as provided in paragraph 7A hereof.

          2I.  Compliance with Applicable Laws.  The purchase of Convertible
               -------------------------------
Preferred by each Purchaser hereunder shall not be prohibited by any applicable law or governmental regulation, shall not subject such Purchaser to any penalty, liability or, in such Purchaser's sole judgment, other onerous conditions under or pursuant to any applicable law or governmental regulation, and shall be permitted by laws and regulations of the jurisdictions to which such Purchaser is subject.

          2J.  Sale of Convertible Preferred to Each Purchaser.  The Company
               -----------------------------------------------
shall have simultaneously sold to each Purchaser the Convertible Preferred to be purchased by such Purchaser hereunder at the Closing or the subsequent closing, as the case may be, and shall have received payment therefor in full.

          2K.  South American Investment.  Satisfactory arrangements shall have
               -------------------------
been made with respect to Netsol.

          2L.  Waiver.  Any condition specified in this Section 2 may be waived
               ------
with respect to any Purchaser only if such waiver is set forth in a writing executed by such Purchaser.

          Section 3.  Covenants.
                      ---------

          3A.  Financial Statements and Other Information.  The Company shall
               ------------------------------------------
deliver to each Purchaser (so long as such Purchaser holds any Stock) and to each holder of at least 15% of the Investor Preferred and each holder of at least 15% of the Investor Common:

               (i) as soon as available but in any event within 30 days after the end of each quarterly accounting period in each fiscal year, unaudited consolidating and consolidated statements of income and cash flows of the Company and its Subsidiaries for such quarterly period and for the period from the beginning of the fiscal year to the end of such quarter, and consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such quarterly period, all prepared in accordance with generally accepted accounting principles, consistently applied, subject to the absence of footnote disclosures and to normal year-end adjustments;

               (ii) accompanying the financial statements referred to in subparagraph (i), an Officer's Certificate stating that neither the Company nor any of its Subsidiaries is in default under any of its other material agreements or, if any such default exists, specifying the nature and period of existence thereof and what actions the Company and its Subsidiaries have taken and propose to take with respect thereto;

               (iii) within 120 days after the end of each fiscal year, consolidating and consolidated statements of income and cash flows of the Company and its Subsidiaries for such fiscal year, and consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year, setting forth in each case comparisons to the annual budget and to the preceding fiscal year, all prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by (a) with respect to the consolidated portions of such statements (except with respect to budget data), an opinion containing no exceptions or qualifications (except for qualifications regarding specified contingent liabilities) of an independent accounting firm acceptable to the holders of a majority of each of the Investor Preferred and the Investor Common, and (b) a copy of such firm's annual management letter to the Board;

               (iv) promptly upon receipt thereof, any additional reports, management letters or other detailed information concerning significant aspects of the Company's operations or financial affairs given to the Company by its independent accountants (and not otherwise contained in other materials provided hereunder);

               (v) at least 30 days prior to the beginning of each fiscal year, an annual budget prepared on a monthly basis for the Company and its Subsidiaries for such fiscal year (displaying anticipated statements of income and cash flows), and promptly upon preparation thereof any other significant budgets prepared by the Company and any revisions of such annual or other budgets, and within 30 days after any monthly period in which there is a material adverse deviation from the annual budget, an Officer's Certificate explaining the deviation and what actions the Company has taken and proposes to take with respect thereto;

               (vi) promptly (but in any event within five business days) after the discovery or receipt of notice of any default under any material agreement to which it or any of its Subsidiaries is a party or any other event or circumstance affecting the Company or any Subsidiary which is reasonably likely to have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of the Company or any Subsidiary (including the filing of any material litigation against the Company or any Subsidiary or the existence of any material dispute with any Person which involves a reasonable likelihood of such litigation being commenced), an Officer's Certificate specifying the nature and period of existence thereof and what actions the Company and its Subsidiaries have taken and propose to take with respect thereto; and

               (vii) with reasonable promptness, such other information and financial data concerning the Company and its Subsidiaries as any Person entitled to receive information under this paragraph 3A may reasonably request.

Each of the financial statements referred to in subparagraph (i) and (iii) shall fairly present the consolidated financial position of the Company and its Subsidiaries in all material respects as of the dates and for the periods stated therein, subject in the case of the unaudited financial statements to changes resulting from normal year-end audit adjustments (none of which would, alone or in the aggregate, be materially adverse to the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole).

          3B.  Inspection of Property.  The Company shall permit any
               ----------------------
representatives designated by any holder of at least 15% of the outstanding Investor Preferred or at least 15% of the outstanding Investor Common, upon reasonable notice and during normal business hours and such other times as any such holder may reasonably request, to (i) visit and inspect any of the properties of the Company and its Subsidiaries, (ii) examine the corporate and financial records of the Company and its Subsidiaries and make copies thereof or extracts therefrom and (iii) discuss the affairs, finances and accounts of any such corporations with the directors, officers, key employees and independent accountants of the Company and its Subsidiaries; provided that the Company shall have the right to have its chief financial officer present at any meetings with the Company's independent accountants; and provided further that, if requested by the Company, such representatives shall first enter into a confidentiality and non-disclosure agreement with the Company, in form and substance reasonably satisfactory to the Company. Notwithstanding the foregoing, the Company may exclude such representatives from receiving access to any information to the extent that the Company has been advised by its independent legal counsel that the disclosure to such representatives of such information would cause the Company or any Subsidiary to waive its attorney-client privilege with respect to any such information which is material to the Company or any of its Subsidiaries.

          3C.  Affirmative Covenants.  So long as any Purchaser holds any Stock,
               ---------------------
the Company shall, and shall cause each Subsidiary to:

               (i) comply with all applicable laws, rules and regulations of all governmental authorities, the violation of which would reasonably be expected to have a material adverse effect upon the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole, and pay and discharge when payable all taxes, assessments and governmental charges (except to the extent the same are being contested in good faith and adequate reserves therefor have been established);

               (ii) enter into and maintain appropriate nondisclosure and noncompete agreements with its key employees; and

               (iii) take, or omit to take, all such actions as are necessary so that the representation and warranty contained in Section 5D shall continue to remain true and correct at all times as if such representation and warranty were remade every day.

          3D.  Current Public Information.  At all times after the Company has
               --------------------------
filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company shall file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder and, so long such action is not unduly burdensome on the employees of the Company, shall take such further action as any holder or holders of Restricted Securities may reasonably request to comply with the provisions of (i) Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission or (ii) General Instruction I of Form S-2 or S-3 or any similar registration form hereafter adopted by the Securities and Exchange Commission. Upon request, the Company shall deliver to any holder of Restricted Securities a written statement as to whether it has complied with such requirements.

          3E.  Limited Preemptive Rights.
               -------------------------

               (i) Except for the issuance of Stock (a) to the Executives pursuant to the Management Agreements, (b) in connection with acquisitions exempted herefrom by the Board, (c) to employees pursuant to stock option plans, stock ownership plans and other employment arrangements approved by the Board or (d) pursuant to a public offering registered under the Securities Act, if the Company at any time after the Closing authorizes the issuance or sale of any shares of Stock or any securities containing options or rights to acquire any shares of Stock (other than as a dividend on the outstanding Stock), the Company shall first offer to sell to each holder of Investor Stock a portion of such stock or securities equal to the quotient determined by dividing (1) the number of shares of Underlying Common Stock held by such holder by (2) the total number of shares of Underlying Common Stock immediately prior to such issuance. Each holder of Investor Stock shall be entitled to purchase all or any portion of such stock or securities at the most favorable price and on the most favorable terms as such stock or securities are to be offered to any other Persons.

               (ii) In order to exercise its purchase rights hereunder, a holder of Investor Stock must within 15 days after receipt of written notice from the Company describing in reasonable detail the stock or securities being offered, the purchase price thereof, the payment terms and such holder's percentage allotment deliver a written notice to the Company describing its election hereunder. If all of the stock and securities offered to the holders of Investor Stock is not fully subscribed by such holders, the remaining stock and securities shall be reoffered by the Company to the holders purchasing their full allotment upon the terms set forth in this paragraph, except that such holders must exercise their purchase rights within five days after receipt of such reoffer.

               (iii) Upon the expiration of the offering periods described above, the Company shall be entitled to sell such stock or securities which the holders of Investor Stock have not elected to purchase during the 90 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to such holders. Any stock or securities offered or sold by the Company after such 90-day period must be reoffered to the holders of Investor Stock pursuant to the terms of this paragraph.

               (iv) Nothing contained in this paragraph 3E shall be deemed to amend, modify or limit in any way the restrictions on the issuance of shares of stock set forth in this Agreement, in the Shareholders Agreement or in any other agreement to which the Company is bound.

          3F.  Public Disclosures.  The Company shall not, nor shall it permit
               ------------------
any Subsidiary to, disclose any Purchaser's name or identity as an investor in the Company in any press release or other public announcement or in any document or material filed with any governmental entity, without the prior written consent of such Purchaser, unless such disclosure is required by applicable law or governmental regulations or by order of a court of competent jurisdiction, in which case prior to making such disclosure the Company shall give written notice to each Purchaser describing in reasonable detail the proposed content of such disclosure and shall permit such Purchaser to review and comment upon the form and substance of such disclosure.

          3G.  Unrelated Business Taxable Income.  The Company shall not engage
               ---------------------------------
in any transaction which is reasonably likely to cause any Purchaser or any of its limited partners which are exempt from income taxation under Section 501(a) of the IRC and, if applicable, any pension plan that any such trust may be a part of, to recognize unrelated business taxable income as defined in Section 512 and Section 514 of the IRC.

          3H.  Hart-Scott-Rodino Compliance.  In connection with any transaction
               ----------------------------
in which the Company is involved which is required to be reported under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended from time to time (the "HSR Act"), the Company shall prepare and file all documents with the Federal Trade Commission and the United States Department of Justice which may be required to comply with the HSR Act, and shall promptly furnish all materials thereafter requested by any of the regulatory agencies having jurisdiction over such filings, in connection with the transactions contemplated thereby. The Company shall take all reasonable actions and shall file and use reasonable best efforts to have declared effective or approved all documents and notifications with any governmental or regulatory bodies, as may be necessary or may reasonably be requested under federal antitrust laws for the consummation of the subject transaction.

          Section 4.  Transfer of Restricted Securities.
                      ----------------------------------

               (i) Restricted Securities are transferable only pursuant to (a) public offerings registered under the Securities Act, (b) Rule 144 or Rule 144A of the Securities and Exchange Commission (or any similar rule or rules then in force) if such rule or rules are available and (c) subject to the conditions specified in subparagraph (ii) below, any other legally available means of transfer.

               (ii) In connection with the transfer of any Restricted Securities (other than a transfer described in subparagraph 4(i)(a) or (b) above), the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of Kirkland & Ellis or other counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of the Restricted Securities delivers to the Company an opinion of Kirkland & Ellis or such other counsel that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in paragraph 7C. If the Company is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this paragraph and paragraph 7C.

               (iii) Upon the request of any Purchaser, the Company shall promptly supply to each Purchaser or its prospective transferees all information regarding the Company required to be delivered in connection with a transfer pursuant to Rule 144A of the Securities and Exchange Commission.

               (iv) Notwithstanding anything contained herein to the contrary, except for any transfer pursuant to Section 4(i)(a) or (b) permitted by the last sentence of Paragraph 7F, if any holder of Investor Stock (the "Transferring Purchaser") desires to transfer all or a portion of its Restricted Securities, the Transferring Purchaser shall deliver a written notice (the "Offer Notice") to the Company, the Executives (other than Edmund R. Miller) and all of the other holders of Investor Stock (the "Other Holders"). The Offer Notice shall disclose in reasonable detail the proposed number of Restricted Securities to be transferred and the proposed sale price, terms and conditions of the transfer. Each Other Holder may elect to purchase all or any portion of the Restricted Securities specified in the Offer Notice at the price and on the terms specified therein by delivering written notice (the "Reply Notice") of such election to the Company and each Other Holder as soon as practical but in any event within 20 days after the delivery of the Offer Notice. If the Other Holders elect to purchase an aggregate number of any type of Restricted Securities greater than the number of such type of Restricted Securities specified in the Offer Notice, such type of Restricted Securities shall be allocated among the Other Holders pro rata based upon the number of shares of Underlying Common Stock owned by each Other Holder desiring to acquire such type of Restricted Securities pursuant to this Section 4(iv) (but in no event shall the pro rata share of any such Other Holder result in such Other Holder acquiring a number of any type of Restricted Securities in excess of the number of such Restricted Securities requested by such Other Holder). If the Other Holders have elected to purchase all or any portion of the Restricted Securities from the Transferring Purchaser, the transfer of such shares shall be consummated as soon as practical after the delivery of the last Reply Notice, but in any event within 40 days after the delivery of either such notice. To the extent that the Other Holders have not elected to purchase all of the Restricted Securities being offered, the Transferring Purchaser may, within 90 days after a delivery of the Offer Notice, transfer such Restricted Securities to one or more third parties at a price no less than the price per share specified in the Reply Notice and on other terms no more favorable to the transferees than offered to the Other Holders. The purchase price specified in any Offer Notice shall be payable solely in cash at the closing of the transaction or, if mutually agreed upon by the parties, in installments over time.

          Section 5.  Representations and Warranties of the Company.  As a
                      ---------------------------------------------
material inducement to each Purchaser to enter into this Agreement and purchase the Stock, the Company hereby represents and warrants to such Purchaser that:

          5A.  Organization and Corporate Power.  The Company is a corporation
               --------------------------------
duly organized, validly existing and in good standing under the laws of Florida, and is qualified to do business in every jurisdiction in which the failure to so qualify might reasonably be expected to have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole. The Company has all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement. The copies of the Articles of Incorporation and By-laws being furnished to each Purchaser's counsel on or prior to the Closing reflect all amendments made thereto at any time on or prior to the Closing and are correct and complete.

          5B.  Capital Stock and Related Matters.
               ---------------------------------

               (i) As of the Closing and immediately thereafter, the authorized capital stock of the Company shall consist of 22,200,000 shares of Stock, of which 7,200,000 shares shall be designated as Convertible Preferred and 15,000,000 shares shall be designated as Common Stock. As of the Closing, except as contemplated hereby, the Company shall not have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans other than pursuant to and as contemplated by this Agreement and the Management Agreements. As of the Closing, the Company shall not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any warrants, options or other rights to acquire its capital stock, except pursuant to this Agreement and the Management Agreements. As of the Closing, all of the outstanding shares of the Company's capital stock shall be validly issued, fully paid and nonassessable.

               (ii) There are no statutory or, to the best of the Company's knowledge, contractual shareholders preemptive rights or rights of refusal with respect to the issuance of the Stock hereunder or the issuance of the Stock pursuant to paragraph 1B(b) hereof, except as expressly provided herein. Based in part on the investment representations of each Purchaser in paragraph 7C hereof and of the Executives in the Management Agreements, the Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and the offer, sale and issuance of the Stock hereunder and pursuant to paragraph 1B(b) hereof do not and will not require registration under the Securities Act or any applicable state securities laws. To the best of the Company's knowledge, there are no agreements between the

     Company's shareholders with respect to the voting or transfer of the Company's capital stock or with respect to any other aspect of the Company's affairs, except for the Shareholders Agreement, the Restricted Securities Agreements and the Management Agreements.

          5C.  Subsidiaries; Investments.  The Company does not own or hold any
               -------------------------
shares of stock or any other security or interest in any other Person or any rights to acquire any such security or interest, and the Company has never had any Subsidiary.

          5D.  Authorization; No Breach.  The execution, delivery and
               ------------------------
performance of this Agreement, the Management Agreements, the Shareholders Agreement, the Registration Agreement and all other agreements contemplated hereby to which the Company is a party and the filing of the Articles of Incorporation referred to in paragraph 2B have been duly authorized by the Company. This Agreement, the Management Agreements, the Shareholders Agreement, the Registration Agreement, the Articles of Incorporation and all other agreements contemplated hereby each constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement, the Management Agreements, the Shareholders Agreement, the Registration Agreement and all other agreements contemplated hereby to which the Company is a party, the offering, sale and issuance of the Stock hereunder and pursuant to subparagraph 1B(b), the filing of the Articles of Incorporation referred to in paragraph 2B, and the operation by the Company of its business and the fulfillment of and compliance with the respective terms hereof and thereof by the Company do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of,
(ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the Articles of Incorporation or bylaws of the Company, or any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company is a party or by which it or any of the Executives is bound, including, without limitation, to the Company's knowledge, any agreement, document or instrument with KPMG Peat Marwick.

          5E.  Conduct of Business; Liabilities.  Other than the negotiation,
               --------------------------------
execution and delivery of this Agreement, the Management Agreements, the Shareholders Agreement, the Registration Agreement and the other agreements contemplated hereby and thereby and in connection with the preincorporation of the Company as previously disclosed to the Purchaser, prior to the Closing, the Company has not (i) conducted any business, (ii) incurred any expenses, obligations or liabilities (whether accrued, absolute, contingent, unliquidated or otherwise, whether or not known to the Company and whether due or to become due and regardless of when asserted) except to the extent disclosed pursuant to paragraph 5G, (iii) owned any assets, (iv) entered into any contracts or agreements, or (v) violated any laws or governmental rules or regulations.

          5F.  Tax Matters.  The Company has filed all tax returns (if any)
               -----------
which it is required to file under applicable laws and regulations; all such returns are complete and correct in all material respects; the Company has paid all taxes due and owing by it and has withheld and paid over all taxes which it is obligated to withhold from amounts paid or owing to any employee, shareholder, creditor or other third party; the Company has not waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to a tax assessment or deficiency; the assessment of any additional taxes for periods for which returns have been filed is not expected; no foreign, federal, state or local tax audits are pending or being conducted with respect to the Company, no information related to tax matters has been requested by any foreign, federal, state or local taxing authority and no notice indicating an intent to open an audit or other review has been received by the Company from any foreign, federal, state or local taxing authority; and there are no unresolved questions or claims concerning the Company's tax liability. The Company has not made an election under (S)341(f) of the IRC.

          5G.  Litigation, etc. Except as set forth on Schedule 5G (Litigation)
               ----------------                        ------------------------
attached hereto, there are no actions, suits, proceedings, orders, investigations or claims pending or, to the best of the Company's knowledge, threatened against or affecting the Company (or to the best of the Company's knowledge, pending or threatened against or affecting any of the officers, directors or employees of the Company with respect to their businesses or proposed business activities) at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality (including, without limitations, any actions, suit, proceedings or investigations with respect to the transactions contemplated by this Agreement). The Company is not subject to any arbitration proceedings under collective bargaining agreements or otherwise or, to the best of the Company's knowledge, any governmental investigations or inquiries; and, to the best of the Company's knowledge, there is no basis for any of the foregoing. The Company is not subject to any judgment, order or decree of any court or other governmental agency.

          5H.  Brokerage.  There are no claims for brokerage commissions,
               ---------
finders, fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Company. The Company shall pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys, fees and out-of-pocket expenses) arising in connection with any such claim.

          5I.  Governmental Consent, etc.  No permit, consent, approval or
               --------------------------
authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the other agreements contemplated hereby, or the consummation by the Company of any other transactions contemplated hereby or thereby.

          5J.  ERISA.  The Company does not maintain or have any obligation to
               -----
contribute to or any other liability with respect to or under (including but not limited to current or potential withdrawal liability), nor has it ever maintained or had any obligation to contribute to or any other liability with respect to or under, (i) any plan or arrangement whether or not terminated, which provides medical, health, life insurance or other welfare type benefits for current or future retired or terminated employees (except for limited continued medical benefit coverage required to be provided under Section 4980B of the IRC or as required under applicable state law), (ii) any "multiemployer plan" (as defined in Section 3(37) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (iii) any employee plan which is a tax-qualified "defined benefit plan" (as defined in Section 3(35) of ERISA), whether or not terminated,
(iv) any employee plan which is a tax-qualified "defined contribution plan" (as defined in Section 3(34) of ERISA), whether or not terminated, or (v) any other plan or arrangement providing benefits to current or former employees, including any bonus plan, plan for deferred compensation, employee health or other welfare benefit plan or other arrangement, whether or not terminated. For purposes of this subparagraph 5J, the term "Company" includes all organizations under common control with the Company pursuant to Section 414(b) or (c) of the IRC.

          5K.  Compliance with Laws.  The Company has not violated any law or
               --------------------
any governmental regulation or requirement which violation would reasonably be expected to have a material adverse effect upon the financial condition, operating results, assets, operations or business prospects of the Company, and the Company has not received notice of any such violation. The Company is not subject to any clean up liability, and the Company has no reason to believe it may become subject to any clean up liability, under any federal, state or local environmental law, rule or regulation.

          5L.  Disclosure.  Neither this Agreement nor any of the schedules,
               ----------
attachments, written statements, documents, certificates or other items prepared or supplied to any Purchaser by or on behalf of the Company with respect to the transactions contemplated hereby contain any untrue statement of a material fact or omit a material fact necessary to make each statement contained herein or therein not misleading. There is no fact which the Company has not disclosed to any Purchaser in writing and of which any of its officers, directors or executive employees is aware and which has had or might reasonably be anticipated to have a material adverse effect upon the existing or expected financial condition, operating results, assets, customer or supplier relations, employee relations or business prospects of the Company or any of its Subsidiaries.

          5M.  Closing Date.  The representations and warranties of the Company
               ------------
contained in this Section 5 and elsewhere in this Agreement and all information contained in any exhibit, schedule or attachment hereto or in any writing delivered by, or on behalf of, the Company to any Purchaser shall be true and correct in all material respects on the date of the Closing as though then made, except as affected by the transactions expressly contemplated by this Agreement.

          5N.  Post-Closing Representations and Warranties.  In connection with
               -------------------------------------------
any reaffirmation after the Closing of the representations and warranties contained in this Section 5, the following shall apply:

               (i) The representations and warranties contained in Section 5B shall be deemed to be true and correct on any date after the Closing if such representations and warranties are true and correct on such date except for the fact that additional shares of Convertible Preferred may have been issued to any Purchaser pursuant to subparagraph 1B(b) hereof and that additional shares of Convertible Preferred may have been issued to the Executives pursuant to the Management Agreements;

               (ii) The representations and warranties contained in Section 5C shall be deemed to be amended to add the following language at the end thereof:

          "except for shares of stock or other securities or interests in any Person and Subsidiaries acquired after April 23, 1997, in each case with the approval of the Board."

               (iii) In connection with any such reaffirmation after the date in which the Company and its Subsidiaries have assets (other than cash and cash equivalents) in excess of $1 million in the aggregate, the representations and warranties contained in Section 5E shall be deemed to be amended to substitute the following representation in its place:

               "The Company and its Subsidiaries do not have any material obligation or liability (whether accrued, absolute, contingent, unliquidated or otherwise, whether or not known to the Company or any Subsidiary, whether due or to become due and regardless of when asserted) other than: (i) liabilities set forth on most recent balance sheet (including any notes thereof) delivered to the Purchasers pursuant to Section 3A hereof; (ii) liabilities and obligations which have arisen after the date of such balance sheet in the ordinary course of business (none of which is a liability resulting from breach of contract, breach of warranty, tort, infringement, claim or lawsuit) and (iii) liabilities and obligations which have been disclosed to and approved by the Board."

               (iv) The representations and warranties contained in Section 5J shall be deemed to be amended to add the following language at the end of the first sentence thereof:

          ", in each case except for such plans or arrangements which have been approved by the Board."

          Section 6.  Definitions.  For the purposes of this Agreement, the
                      -----------
following terms have the meanings set forth below:

          "Affiliate" of any particular person or entity means any other person
           ---------
or entity controlling, controlled by or under common control with such particular person or entity.

          "Indebtedness" means all indebtedness for borrowed money (including
           ------------
purchase money obligations) maturing one year or more from the date of creation or incurrence thereof or renewable or extendible at the option of the debtor to a date one year or more from the date of creation or incurrence thereof, all indebtedness under revolving credit arrangements extending over a year or more, all capitalized lease obligations and all guarantees of any of the foregoing.

          "Investor Common" means (i) the Common Stock issued upon conversion of
           ---------------
any Investor Preferred and (ii) any Common Stock issued or issuable with respect to the Common Stock referred to in clause (i) above by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares of Investor Common, such shares shall cease to be Investor Common when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar rule then in force).

          "Investor Preferred" means (i) the Convertible Preferred issued
           ------------------
hereunder or pursuant to subparagraph 1B(b) and (ii) any Convertible Preferred issued or issuable with respect to the Class A Preferred referred to in clause
(i) above by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares of Investor Preferred, such shares shall cease to be Investor Preferred when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar rule then in force).

          "Investor Stock" means the Investor Preferred and the Investor Common.
           --------------

          "IRC" means the Internal Revenue Code of 1986, as amended, and any
           ---
reference to any particular IRC section shall be interpreted to include any revision of or successor to that section regardless of how numbered or classified.

          "Officer's Certificate" means a certificate signed by the Company's
           ---------------------
president or its chief financial officer, stating that (i) the officer signing such certificate has made or has caused to be made such investigations as are necessary in order to permit him to verify the accuracy of the information set forth in such certificate and (ii) to the best of such officer's knowledge, such certificate does not misstate any material fact and does not omit to state any fact necessary to make the certificate not misleading.

          "Person" means an individual, a partnership, a limited liability
           ------
company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Restricted Securities" means (i) the Convertible Preferred issued
           ---------------------
hereunder or pursuant to subparagraph 1B(b), (ii) any Convertible Preferred issued or issuable with respect to the Class A Preferred referred to in clause
(i) above by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, (iii) the Common Stock issued upon conversion of any Convertible Preferred referred to in clauses (i) or (ii) above, and (iv) any Common Stock issued or issuable with respect to the Common Stock referred to in clause (iii) above by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act or
(c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in paragraph 7C have been delivered by the Company in accordance with paragraph 4(ii). Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in paragraph 7C.

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
similar federal law then in force.

          "Securities Exchange Act" means the Securities Exchange Act of 1934,
           -----------------------
as amended, or any similar federal law then in force.

          "Securities and Exchange Commission" includes any governmental body or
           ----------------------------------
agency succeeding to the functions thereof.

          "Stock" means the Convertible Preferred and the Common Stock.
           -----

          "Subsidiary" means any corporation of which the securities having a
           ----------
majority of the ordinary voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Company either directly or through one or more Subsidiaries.

          "Underlying Common Stock" means, at any time, the sum of (i) the
           -----------------------
number of shares Common Stock of the Company outstanding as of such time plus
(ii) the number of shares of Common Stock of the Company issuable upon the exercise or conversion of the Convertible Preferred at such time.

          7.  Miscellaneous.
              -------------

          7A.  Expenses.  The Company agrees to pay, and hold each Purchaser and
               --------
all holders of Investor Stock harmless against liability for the payment of, (i) the fees and expenses of their counsel arising in connection with their due diligence investigation of the Company, Interprise Technology Solutions, Inc. and the Executives, the negotiation and execution of this Agreement and the consummation of the transactions contemplated by this Agreement (including but not limited to fees and expenses arising with respect to any subsequent purchase of Stock pursuant to subparagraph 1B(b) hereof), (ii) the fees and expenses incurred with respect to any amendments or waivers (whether or not the same become effective) under or in respect of this Agreement, the Management Agreements, the Restricted Securities Agreements, the Shareholders Agreement, the Registration Agreement, the other agreements contemplated hereby and the Articles of Incorporation, (iii) stamp and other taxes which may be payable in respect of the execution and delivery of this Agreement or the issuance, delivery or acquisition of any shares of Stock purchased hereunder or in accordance with subparagraph 1B(b) hereof, and (iv) the fees and expenses incurred with respect to the interpretation or enforcement of the rights granted under this Agreement, the Management Agreements, the Shareholders Agreement, the Registration Agreement, the other agreements contemplated hereby and the Articles of Incorporation and the By-laws.

          7B.  Remedies.  Each holder of Investor Stock shall have all rights
               --------
and remedies set forth in this Agreement and the Articles of Incorporation and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

          7C.  Purchaser's Investment Representations.  By its acquisition
               --------------------------------------
thereof, each holder of Restricted Securities hereby represents that (i) the Restricted Securities to be acquired by such holder pursuant to this Agreement will be acquired for such holder's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Restricted Securities will not be disposed of in contravention of the Securities Act or any applicable state securities laws; (ii) such holder is an "accredited investor" and a sophisticated investor for purposes of applicable foreign and U.S. federal and state securities laws and regulations and is able to evaluate the risks and benefits of the investment in the Restricted Securities; (iii) such holder is able to bear the economic risk of his investment in the Restricted Securities for an indefinite period of time because the Restricted Securities have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available; (iv) such holder has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Restricted Securities and has had full access to such other information concerning the Company as it has requested; and (v) this Agreement and each of the other agreements contemplated hereby constitutes (or will constitute) the legal, valid and binding obligation of such holder, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement and such other agreements by such holder does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which such holder is a party or any judgment, order or decree to which such holder is subject. Notwithstanding the foregoing, nothing contained herein shall prevent such holder and subsequent holders of Restricted Securities from transferring such securities in compliance with the provisions of Section 4 hereof. Each certificate for Restricted Securities shall be imprinted with a legend in substantially the following form:

          "The securities represented by this certificate were originally issued on April 23, 1997, and have not been registered under the Securities Act of 1933, as amended. The transfer of the securities represented by this certificate is subject to the conditions specified in the Purchase Agreement, dated as of April 23, 1997, between the issuer (the "Company") and a certain investor, and the Company reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. A copy of such conditions shall be furnished by the Company to the holder hereof upon written request and without charge."

          7D.  Consent to Amendments.  Except as otherwise expressly provided
               ---------------------
herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of 70% of the Investor Stock. No other course of dealing between the Company and the holder of any Stock or any delay in exercising any rights hereunder or under the Articles of Incorporation shall operate as a waiver of any rights of any such holders. For purposes of this Agreement, shares of Stock held by the Company or any Subsidiaries shall not be deemed to be outstanding.

          7E.  Survival of Representations and Warranties.  All representations
               ------------------------------------------
and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by any Purchaser or on its behalf.

          7F.  Successors and Assigns.  Except as otherwise expressly provided
               ----------------------
herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for any Purchaser's benefit as a purchaser or holder of Stock are also for the benefit of, and enforceable by, any subsequent holder of such Stock. The rights and obligations of GTCR V under this Agreement and the agreements contemplated hereby may be assigned by GTCR V at any time, in whole or in part, to any investment fund managed by Golder, Thoma, Cressey, Rauner, Inc., or any successor thereto or to any co-investment vehicle for the benefit of all or some of the employees of Golder, Thoma, Cressey, Rauner, Inc., or any successor thereto.

          7G.  Generally Accepted Accounting Principles.  Where any accounting
               ----------------------------------------
determination or calculation is required to be made under this Agreement or the exhibits hereto, such determination or calculation (unless otherwise provided) shall be made in accordance with generally accepted accounting principles, consistently applied, except that if because of a change in generally accepted accounting principles the Company would have to alter a previously utilized accounting method or policy in order to remain in compliance with generally accepted accounting principles, such determination or calculation shall continue to be made in accordance with the Company's previous accounting methods and policies.

          7H.  Severability.  Whenever possible, each provision of this
               ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          7I.  Counterparts.  This Agreement may be executed simultaneously in
               ------------
two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          7J.  Descriptive Headings; Interpretation.  The descriptive headings
               ------------------------------------
of this Agreement are inserted for convenience only and do not constitute a Section of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

          7K.  Governing Law.  The corporate law of Florida shall govern all
               -------------
issues concerning the relative rights of the Company and its shareholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by and construed in accordance with the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

          7L.  Notices.  All notices, demands or other communications to be
               -------
given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Investor and to each Executive at the addresses indicated on the Schedule of Holders attached to the Shareholders Agreement and to the Company at the address of its corporate headquarters or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          7M.  Indemnification.  In consideration of the execution and delivery
               ---------------
of this Agreement by the Investor and the purchase of Convertible Preferred hereunder, the Company will indemnify and hold harmless each Purchaser and each of its present and former respective officers, directors, members, employees, partners and agents and Affiliates of each of the foregoing and each of the Executives (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, losses, costs, liabilities, damages, expenses (including, with respect to the Executives (other than Edmund R. Miller), lost wages, benefits and capital accounts) (irrespective of whether such Indemnitee is a party to the action for which indemnification hereunder is sought), including attorney's fees and disbursements (collectively, the "Indemnified Liabilities") incurred by any Indemnitee arising out of or relating to the matters referred to on Schedule 5G
                                                                    -----------
(Litigation) (including, without limitation, economic losses in its capacity as
------------
a shareholder of the Company), this Agreement or the transactions contemplated hereby, or any investigation, litigation, or proceeding related to any such matters. Notwithstanding the foregoing, "Indemnified Liabilities" will not include as to any Executive, his agents or Affiliates, any liabilities to the extent arising by reason of such Indemnitee's (or such Indemnitee's agents or Affiliates) breach of any management agreement with the Company to which such Executive is from time to time a party. If and to the extent that the covenant included in this Paragraph 7M may be unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

                           *     *     *     *     *

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                ANSWERTHINK CONSULTING GROUP, INC.

                                By: /s/ Ted A. Fernandez
                                    ------------------------------------

                                Its:  Chief Executive Officer


                                GOLDER, THOMA, CRESSEY, RAUNER
                                FUND V, L.P.

                                By:    GTCR V, L.P.
                                Its:   General Partner

                                By:    Golder, Thoma, Cressey, Rauner, Inc.
                                Its:   General Partner

                                By:    /s/ Bruce V. Rauner
                                       ---------------------------------
                                Its:   Principal


                                GATOR ASSOCIATES, LTD.

                                By: /s/ Edmund R. Miller
                                    ------------------------------------

                                Its:____________________________________


                                TARA VENTURES, LTD.

                                By: /s/ Edmund R. Miller
                                    ------------------------------------

                                Its:____________________________________

                                MG CAPITAL PARTNERS II, L.P.

                                By: MT Capitol Corp.

                                Its: General Partner

                                By: [Illegible Signature]
                                    ------------------------------------

                                Its: Managing Director

For purposes of Sections 4(iv) and 7M,
the undersigned hereby become a party
hereto as of the date first written above:



/s/ Ted A. Fernandez
--------------------------------------
Ted A. Fernandez



/s/ Allan R. Frank
--------------------------------------
Allan R. Frank



/s/ Ulysses S. Knotts, III
--------------------------------------
Ulysses S. Knotts, III



The Exhibits and Schedules to this Purchase Agreement are not included with this Registration Statement on Form S-1. AnswerThink will provide these exhibits and schedules upon the request of the Securities and Exchange Commission.